INVESTMENTS IN EQUITY ACCOUNTED INVESTEES	12 Months Ended
Dec. 31, 2023
Interests In Other Entities [Abstract]
INVESTMENTS IN EQUITY ACCOUNTED INVESTEES	INVESTMENTS IN EQUITY ACCOUNTED INVESTEES

	Ownership Interest at December 31 (percent)		Share of Profit from Equity Investments		Investment in Equity Accounted Investees at December 31
			For the years ended December 31
($ millions)	2023	2022	2023	2022	2023	2022
PGI	60	60	226	49	3,894	4,158
Alliance	50	50	109	167	2,427	2,609
Aux Sable	42.7 - 50	42.7 - 50	(16)	91	362	360
Veresen Midstream(1)	—	—	—	51	—	—
Cedar LNG(2)	49.9	49.9	(9)	—	202	167
Other(3)	50 - 75	50 - 75	6	3	102	88
Total			316	361	6,987	7,382
(1)    Pembina owned a 45 percent interest in Veresen Midstream up to the closing of the PGI Transaction (as defined below) on August 15, 2022. As part of the transaction, Pembina contributed its 45 percent interest in Veresen Midstream to PGI.
(2)    The Investment in equity accounted investees balance as at December 31, 2022 has been restated to include an additional $12 million related to the initial adoption of IFRS 17 Insurance Contracts. Refer to Note 3 for further information.
(3)    Other includes Pembina's interest in Ruby, CKPC, Grand Valley, Fort Corp, and Alberta Carbon Grid. Pembina owned a 50 percent convertible, cumulative preferred interest in Ruby which it sold on January 13, 2023. Refer to "Financing Activities for Equity Accounted Investees" section below for further details on Ruby. On December 31, 2023, CKPC was dissolved.
PGI is a premier gas processing entity in western Canada positioned to serve customers throughout the Montney and Duvernay trends from central Alberta to northeast British Columbia. Alliance owns and operates a high-pressure natural gas pipeline connecting areas primarily in northern Alberta and northeast British Columbia to delivery points near Chicago, Illinois, which connects to the Aux Sable natural gas liquids extraction facility in Channahon, Illinois. Cedar LNG was formed to construct a floating liquid natural gas processing and export facility in Kitimat, British Columbia.
Investments in equity accounted investees include the unamortized excess of the purchase price over the underlying net book value of the investee's assets and liabilities at the purchase date, which is comprised of $1.1 billion (2022: $1.1 billion) in goodwill and $1.7 billion (2022: $1.7 billion) in property, plant and equipment and intangible assets.
Pembina has U.S. $1.2 billion in Investments in Equity Accounted Investees that is held by entities whose functional currency is the U.S. dollar. The resulting foreign exchange loss for the year ended December 31, 2023 of $41 million (2022: $118 million gain) has been included in Other Comprehensive Income.
Distributions and Contributions
The following table summarizes distributions from and contributions to Pembina's investments in equity accounted investees:

For the years ended December 31	Distributions(3)		Contributions
($ millions)	2023	2022	2023	2022
PGI	463	125	33	49
Alliance	279	342	20	4
Aux Sable	70	134	163	3
Veresen Midstream(1)	—	66	—	13
Cedar LNG	—	—	41	26
Other(2)	7	6	14	—
Total	819	673	271	95
(1)    Pembina owned a 45 percent interest in Veresen Midstream up to the closing of the PGI Transaction (as defined below) on August 15, 2022. As part of the transaction, Pembina contributed its 45 percent interest in Veresen Midstream to PGI.
(2)    Other includes Pembina's interest in Ruby, CKPC, Grand Valley, Fort Corp, and Alberta Carbon Grid. Pembina owned a 50 percent convertible, cumulative preferred interest in
Ruby which it sold on January 13, 2023. Refer to "Financing Activities for Equity Accounted Investees" section below for further details on Ruby. On December 31, 2023, CKPC was dissolved.
(3)    Distributions exclude returns of capital. In 2023, Pembina received an incremental $61 million from PGI as a return of capital (2022: nil).
Distributions received from equity accounted investees, excluding returns of capital, are included in operating activities in the Consolidated Statement of Cash Flows. Distributions from Alliance are subject to satisfying certain financing conditions including complying with financial covenants.
PGI Transaction
On August 15, 2022, Pembina acquired a 60 percent equity interest in PGI, a newly formed joint venture that is jointly controlled by Pembina and KKR (the "PGI Transaction"). Pembina serves as PGI's operator and manager.

As at August 15, 2022	Previously reported	Adjustments	Final
($ millions)	in Q4 2022
Current assets	641	(6)	635
Non-current assets	6,641	19	6,660
Current liabilities	1,164	(2)	1,162
Non-current liabilities	2,834	16	2,850
Allocated to PGI assets and liabilities	3,284	(1)	3,283
Goodwill	899	1	900
Pembina's cost of investment in PGI	4,183	—	4,183
PGI Goodwill Impairment Testing
Following the PGI Transaction the acquired assets and assumed liabilities were measured at fair value and goodwill of $900 million was recognized.
Pembina determines whether there is objective evidence that its equity accounted investments are impaired at each reporting date; if objective evidence is identified, Pembina is required to determine the recoverable amount of its investment in PGI.
A decrease in PGI's forecasted cash flows, a decrease in the long-term growth rate, or an increase in the after-tax discount rate could be objective evidence that Pembina's equity accounted investment in PGI is impaired. Pembina also believes an impairment loss recognized by PGI as a result of its annual goodwill impairment test would provide objective evidence that Pembina's equity accounted investment in PGI is impaired.
PGI recorded the assets and liabilities, including goodwill, of the contributed businesses at their fair value. PGI is required to estimate the recoverable amount of its goodwill at least annually, or whenever PGI identifies an impairment indicator. An impairment loss recognized by PGI could be material to Pembina.
PGI performed its annual goodwill impairment test in the third quarter of 2023 calculating the recoverable amount based on the fair value less cost to sell. No impairment loss was recognized.
There is measurement uncertainty associated with PGI's annual impairment test. The key assumptions used by PGI that impact the recoverable amount were the forecasted cash flows for the remaining useful life of the assets, the after-tax discount rate and the long-term growth rate. The following table provides sensitivities to reasonably possible changes in each assumption that could result in an impairment of PGI's goodwill.

	Actual	Change required for impairment (percent)
Key assumptions used
Average annual pre-tax cash flow ($ millions)(1)	1,188	(6.1)
After-tax discount rate (percent)	7.6	0.6
Long-term growth rate (percent)	1.4	(0.8)
(1)    Average annual forecasted pre-tax cash flows represent 100 percent of PGI's forecasted cash flows.
Financing Activities for Equity Accounted Investees
Ruby
In January 2023, the United States Bankruptcy Court for the District of Delaware approved the Ruby Subsidiary's Chapter 11 plan of reorganization (the "Ruby Subsidiary Plan") and the Ruby Settlement Agreement. The Ruby Subsidiary Plan provided for the sale of the Ruby Subsidiary's reorganized equity to a third-party, which sale was completed on January 13, 2023, and the distribution of the sales proceeds and cash on hand of the Ruby Subsidiary to the creditors of the Ruby Subsidiary, including approximately U.S. $14 million to an affiliate of Pembina in respect of the subordinated notes issued by the Ruby Subsidiary to that Pembina affiliate. Following the completion of the sale of the Ruby Subsidiary's reorganized equity, Pembina ceased to have any ownership interest in the Ruby Pipeline.
Cedar LNG
Cedar LNG continued to progress pre-FID activities on the LNG project during 2023 with an FID decision expected in the middle of 2024. During the third quarter of 2023, Pembina entered into amending agreements with Cedar LNG for incremental funding of pre-FID costs. As at December 31, 2023, Pembina has a remaining commitment of U.S. $13 million under the amending agreements. As additional pre-FID funding will be required, Pembina has executed a new funding agreement with its partner. Under the terms of the new agreement, if additional pre-FID spending is approved and the project continues to advance, Pembina may fund incremental spending and in return would receive a promissory note from its partner for the partner's 50.1 percent share of funding. The promissory note will be contingent on the project reaching positive FID.
During 2023, Pembina contributed $41 million into Cedar LNG for pre-FID spending, which has been recorded as part of Pembina's equity accounted investment. Cedar LNG directly executed several contracts and entered into commitments necessary to facilitate the FID decision. As at December 31, 2023, Pembina has provided insurance contracts in support of the project with an aggregate maximum exposure of $160 million and has also made commitments under executed contracts for an additional $229 million to Cedar LNG for pre-FID costs. Included in both amounts is $60 million (U.S. $45 million) which was in the form of an issued letter of credit at year-end and was extinguished in January 2024 through an equity contribution by Pembina to Cedar LNG. Additional financial guarantees and commitments will be required prior to the FID decision.
Under Pembina's insurance contracts issued in support of the Cedar LNG project, Pembina is obligated to reimburse the costs incurred by certain of Cedar LNG's counterparties if, and only if, Cedar LNG fails to satisfy its obligations under its contracts with those counterparties. Payment under these insurance contracts, if required, would be capped at the amount of costs actually incurred by the counterparty. Refer to Note 3(l)(i) for further information on Pembina's insurance contracts provided to Cedar LNG.
Summarized Financial Information
Financial information for Pembina's equity accounted investees is presented (at 100 percent) in the following tables and is prepared under the financial reporting framework adopted by each equity accounted investee (IFRS except for Alliance, Aux Sable, Grand Valley, and Veresen Midstream which are in accordance with U.S. GAAP). Differences between the equity accounted investee's earnings (loss) and earnings attributable to Pembina relate to the different accounting standards applied and amortization of the excess of the purchase price over the underlying net book value of the investee's assets and liabilities at the purchase date.

For the year ended December 31, 2023 ($ millions)	PGI	Alliance	Aux Sable	Cedar LNG	Other(1)
Earnings and Comprehensive Income
Revenue	1,584	885	798	—	49
Expenses	(547)	(330)	(919)	(17)	(24)
Depreciation and amortization	(356)	(151)	(49)	—	(15)
Interest expense	(259)	(42)	(1)	—	(1)
Finance costs and other	(8)	7	—	—	(3)
Income tax expense	(67)	(1)	—	—	—
Earnings (loss)	347	368	(171)	(17)	6
Earnings (loss) attributable to Pembina	226	109	(16)	(9)	6

As at December 31, 2023 ($ millions)	PGI	Alliance	Aux Sable	Cedar LNG	Other(1)
Statements of Financial Position
Cash and cash equivalents	8	74	19	—	17
Other current assets	521	112	85	—	5
Non-current assets	12,342	1,532	696	161	92
Current trade, other payables and provisions	199	51	74	64	10
Other current liabilities	39	79	31	1	3
Non-current trade, other payables and provisions	102	8	—	—	—
Other non-current liabilities	6,032	810	123	—	25
(1)    Other includes Pembina's interest in Ruby, CKPC, Grand Valley, Fort Corp, and Alberta Carbon Grid. Pembina owned a 50 percent convertible, cumulative preferred interest in
Ruby which it sold on January 13, 2023. Refer to "Financing Activities for Equity Accounted Investees" section above for further details on Ruby. On December 31, 2023, CKPC was dissolved.

For the year ended December 31, 2022 ($ millions)	PGI	Alliance	Aux Sable	Veresen Midstream(1)	Cedar LNG	Other(2)
Earnings and Comprehensive Income
Revenue	625	1,115	2,283	449	—	56
Expenses	(307)	(480)	(2,026)	(151)	(1)	(41)
Depreciation and amortization	(133)	(140)	(47)	(122)	—	(16)
Interest expense	(94)	(21)	(1)	(58)	—	(2)
Finance costs and other	5	7	4	(2)	—	2
Income tax expense	(24)	—	—	—	—	—
Earnings (loss)	72	481	213	116	(1)	(1)
Earnings (loss) attributable to Pembina	49	167	91	51	—	3

As at December 31, 2022 ($ millions)	PGI	Alliance	Aux Sable	Veresen Midstream(1)	Cedar LNG	Other(2)
Statements of Financial Position
Cash and cash equivalents	—	95	16	—	—	29
Other current assets	1,125	118	68	—	2	13
Non-current assets	12,578	1,612	725	—	67	90
Current trade, other payables and provisions	257	57	65	—	7	56
Other current liabilities	578	23	4	—	2	14
Non-current trade, other payables and provisions	106	7	6	—	—	—
Other non-current liabilities	5,799	832	184	—	—	28
(1)    Pembina owned a 45 percent interest in Veresen Midstream up to the closing of the PGI Transaction on August 15, 2022. As part of the transaction, Pembina contributed its 45 percent interest in Veresen Midstream to PGI.
(2)    Other includes Ruby, CKPC, Grand Valley, and Fort Corp.